SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2002

CERTEGY INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-16427	58-2606325

(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

11720 Amber Park Drive
Alpharetta, Georgia	30004

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 867-8000

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
PRESS RELEASE DATED 10/22/02

Item 5.     Other Events and Regulation FD Disclosure

On October 22, 2002, Certegy Inc. issued a press release announcing its earnings for the quarter ended September 30, 2002.

A copy of the press release is attached hereto as Exhibit 99 to this Report and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

(c) Exhibits

Exhibit 99	Press Release issued by Certegy Inc. announcing its earnings for the quarter ended September 30, 2002, dated October 22, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTEGY INC.

	By:	/s/ Michael T. Vollkommer

Michael T. Vollkommer
Corporate Vice President
Date: October 22, 2002		and Chief Financial Officer

EXHIBIT INDEX

The following Exhibit is being filed with this Report.

Exhibit No.	Description

99	Press Release of Certegy Inc. dated October 22, 2002.